EXHIBIT 32.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Curtis B. McWilliams, the Chief Executive Officer of CNL Restaurant Properties, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period year ended September 30, 2004 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 9th day of November 2004.




                                      /s/ Curtis B. McWilliams
                                      ---------------------------------------
                                      Curtis B. McWilliams
                                      Chief Executive Officer


                                      A   signed   original   of  this   written
                                      statement required by Section 906 has been
                                      provided   to  the  Company  and  will  be
                                      retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.